Exhibit 10.69

EXECUTION VERSION

FIRST LIEN TRADEMARK SECURITY AGREEMENT

FIRST LIEN TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of February 7, 2014, made by each of the Persons listed on the signature pages hereto (collectively, the “Grantors”), in favor of Barclays Bank PLC, as Collateral Agent for the Lenders (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the First Lien Guarantee and Collateral Agreement, dated as of the date hereof (the “Guarantee and Collateral Agreement”), among SFX Entertainment, Inc. (the “Borrower”), the grantors party thereto, and the Collateral Agent, the Grantors are required to execute and deliver this Agreement; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement and the rules of construction and other interpretive provisions specified in Section 1.02 of the Credit Agreement shall apply to this Agreement.

Accordingly, the Grantors and the Collateral Agent agree as follows:

SECTION 1.                            Grant of Security.  Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in all of such Grantor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(a)                                 each Trademark, including, without limitation, each registered and applied for United States Trademark and all goodwill associated with or symbolized by each Trademark listed on Schedule A hereto; and

(b)                                 all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by such Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by such Grantor (including, without limitation, any United States Trademark identified in Schedule A hereto).

SECTION 2.                            Security for Obligations.  The grant of a security interest in the Collateral by each Grantor under this Agreement secures the payment and performance of all Obligations of such Grantor now or hereafter existing under the Guarantee and Collateral Agreement.

SECTION 3.                            Recordation.  Each Grantor authorizes and requests that the Commissioner for Trademarks at the United States Patent and Trademark Office record this Agreement.

SECTION 4.                            Grants, Rights and Remedies.  This Agreement has been entered into in conjunction with the provisions of the Guarantee and Collateral Agreement.  Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the terms of the Guarantee and Collateral Agreement, the terms of the Guarantee and Collateral Agreement shall govern.

SECTION 5.                            Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 6.                            Governing Law.  This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of New York.

SECTION 7.                            Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, each Grantor has duly executed this Agreement as of the day and year first above written.

SFX-LIC OPERATING LLC

By:	/s/ Richard Rosenstein
	Name:	Richard Rosenstein
	Title:	Chief Financial Officer

First Lien Trademark Security Agreement

BEATPORT, LLC

/s/ Richard Rosenstein
Name:	Richard Rosenstein
Title:	Chief Financial Officer

First Lien Trademark Security Agreement

MADE EVENT, LLC

By:	/s/ Richard Rosenstein
	Name:	Richard Rosenstein
	Title:	Chief Financial Officer

First Lien Trademark Security Agreement

SFX MARKETING LLC

By:	/s/ Richard Rosenstein
	Name:	Richard Rosenstein
	Title:	Chief Financial Officer

First Lien Trademark Security Agreement

ACKNOLEDGED AND AGREED:

BARCLAYS BANK PLC, as Collateral Agent

By	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Director

First Lien Trademark Security Agreement

SCHEDULE A
TO
TRADEMARK SECURITY AGREEMENT

U.S. Federal Trademark Registrations

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
WORLD’S LARGEST PAINT PARTY	85/240,789 2/11/2011	4,051,072 11/1/2011	Registered	SFX-LIC Operating LLC

STATE OF EMERGENCY	85/601,379 4/18/2012	4,253,706 12/4/2012	Registered	SFX-LIC Operating LLC

CAN’T STOP THE STATE	85/601,397 4/18/2012	4,253,707 12/4/2012	Registered	SFX-LIC Operating LLC

RMF	85/601,420 4/18/2012	4,253,709 12/4/2012	Registered	SFX-LIC Operating LLC

LIFE IN COLOR	85/638,822 5/30/2012	4,429,570 11/5/2013	Registered	SFX-LIC Operating LLC

U.S. Federal Trademark Applications

TRADEMARK	APPLICATION NO. AND DATE	OWNER
DANCEGIVING SAVE ROOM FOR THE MUSIC	85/479,845 11/23/2011	SFX-LIC Operating LLC

I AM THANKFUL FOR MUSIC	85/479,913 11/23/2011	SFX-LIC Operating LLC

RIVALRY MUSIC FESTIVAL	85/601,439 4/18/2012	SFX-LIC Operating LLC

BEYONDGLOW	85/613,814 5/1/2012	SFX-LIC Operating LLC

PAINTOPIA	85/943,432 05/28/2013	SFX-LIC Operating LLC

LIFE IN COLOR	85/884,181 3/22/2013	SFX-LIC Operating LLC

WORLD’S LARGEST PAINT PARTY	85/884,227 3/22/2013	SFX-LIC Operating LLC

I GO HARD IN THE PAINT	86/029,879 8/6/2013	SFX-LIC Operating LLC

U.S. Federal Trademark Registrations

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
BASEWARE	78/753,029 11/14/2005	3,158,076 10/17/2006	Registered	BEATPORT, LLC

BEATBOT	85/485860 12/2/2011	4,185,671 8/7/12	Registered	BEATPORT, LLC

BEATPORT	76/518,151 5/30/2003	2,985,842 8/16/2005	Registered	BEATPORT, LLC

BEATPORT MIX	85/152,799 10/14/2010	4,040,816 10/18/2011	Registered	BEATPORT, LLC

BEATPORT MIX & Design	85/153,116 10/14/2010	4,040,817 10/18/2011	Registered	BEATPORT, LLC

BEATPORT SOUNDS	85/396,844 8/12/2011	4,293,035 2/19/2013	Registered	BEATPORT, LLC

BEATPORTAL & Design	77/198,205 6/5/2007	3,425,679 5/13/2008	Registered	BEATPORT, LLC

BEATSOURCE	77/20118,769 2/28/2007	3,524,861 10/28/2008	Registered	BEATPORT, LLC

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
GET DOWN Logo	78/755,864 11/17/2005	3,210,719 2/20/2007	Registered	BEATPORT, LLC

LOG ON. GET DOWN.	76/627,972 1/13/2005	3,058,549 2/14/2006	Registered	BEATPORT, LLC

MASHBOX	85/343,701 6/10/2011	4,211,125 9/18/2012	Registered	BEATPORT, LLC

MY BEATPORT	85/332,533 5/27/2011	4,163,489 6/26/2012	Registered	BEATPORT, LLC

PLAY WITH MUSIC	85/204,693 12/23/2010	4,119,425 3/27/2012	Registered	BEATPORT, LLC

PROMOONE	78/737,889 10/21/2005	3,145,372 9/19/2006	Registered	BEATPORT, LLC

SOUNDMAIL & Design	77/157,863 4/16/2007	3,380,595 2/12/2008	Registered	BEATPORT, LLC

PLAY WITH MUSIC	85/605,758 4/23/2012	4,451,997 12/17/2013	Registered	BEATPORT, LLC

U.S. Federal Trademark Applications

TRADEMARK	APPLICATION NO. AND DATE	OWNER
BEATPORT	85/711,666 8/23/2012	BEATPORT, LLC

BASEWARE DISTRIBUTION	85/422,724 9/14/2011	BEATPORT, LLC

BEATPORT PRO	85/455,915 10/25/2011	BEATPORT, LLC

BEATPORT (stylized) & Design	85/920,281 5/1/2013	BEATPORT, LLC

BEATPORT LOUNGE	85/959,355 6/13/2013	BEATPORT, LLC

BEATPORT PLAY (stylized) & Design	85/919,987 5/1/2013	BEATPORT, LLC

SOUNDS TO SAMPLE	85/954,236 6/7/2013	BEATPORT, LLC

WE KNOW THE FEELING	86/060,932 9/10/2013	BEATPORT, LLC

BEATPORT AMPLIFY	86/080,058 10/1/2013	BEATPORT, LLC

U.S. Federal Trademark Registrations

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
ELECTRIC ZOO (word mark)	85/936,625 5/20/2013	4,447,907 12/10/2013	Registered	MADE EVENT, LLC

ELECTRIC ZOO (design)	77/711,013 4/9/2009	3,747,742 2/9/2010	Registered	MADE EVENT, LLC

Made (design)	77/565,155 9/8/2008	3,605,821 4/14/2009	Registered	MADE EVENT, LLC

U.S. Federal Trademark Applications

TRADEMARK	APPLICATION NO. AND DATE	OWNER
MADE (word mark)	85/922,887 5/3/2013	MADE EVENT, LLC

ELECTRIC ZOO (word mark)	85/923,072 5/3/2013	MADE EVENT, LLC

ELECTRIC ZOO (word mark)	85/925,263 5/7/2013	MADE EVENT, LLC

MADE (word mark)	85/936,974 5/20/2013	MADE EVENT, LLC

ELECTRIC BOO	86/144,558 12/16/2013	MADE EVENT, LLC

TRADEMARK	APPLICATION NO. AND DATE	OWNER
SUNDAY SCHOOL	86/144,746 12/16/2013	MADE EVENT, LLC

SUNDAY SCHOOL	86/144,819 12/16/2013	MADE EVENT, LLC

U.S. Federal Trademark Registrations

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
FAME HOUSE	85/571,597 3/16/2012	4,241,401 11/13/2012	Registered	SFX MARKETING LLC